UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 30, 2025

Apollo Global Management, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41197	86-3155788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, 42nd Floor

New York, New York 10019

(Address of principal executive offices) (Zip Code)

(212) 515-3200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APO	New York Stock Exchange
6.75% Series A Mandatory Convertible Preferred Stock	APO PR A	New York Stock Exchange
7.625% Fixed-Rate Resettable Junior Subordinated Notes due 2053	APOS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2025, the board of directors (the “Board”) of Apollo Global Management, Inc. (the “Company”) approved the appointment of Kristiane Kinahan as Chief Accounting Officer of the Company, which was effective immediately upon approval.

Kristiane Kinahan, 46, has been a Managing Director and Head of Financial Reporting at Apollo since November 2021, where she has been responsible for Securities and Exchange Commission (“SEC”) and external reporting, corporate reporting and consolidations, compensation reporting, and management reporting. Prior to joining Apollo, Ms. Kinahan held various roles in financial reporting at The Goldman Sachs Group, Inc., including serving as a managing director in financial reporting from January 2018 to October 2021 and as a vice president in Financial Reporting from June 2008 to December 2017. Previously, she was Vice President responsible for SEC reporting at Vornado Realty Trust and began her career in the audit practice at KPMG. Ms. Kinahan earned a BS in Accounting with a minor in Finance from Fairfield University and is a certified public accountant in New York.

Ms. Kinahan has no family relationship with any member of the Board or any executive officer of the Company and is not a party to any transactions listed in Item 404(a) of Regulation S-K. There are no arrangements or understandings between Ms. Kinahan and any other persons pursuant to which she was appointed Chief Accounting Officer of the Company.

It is anticipated that Ms. Kinahan will enter into an indemnification agreement in substantially the same form as the Company enters into with its directors and executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2025

APOLLO GLOBAL MANAGEMENT, INC.

By:	/s/ Jessica L. Lomm
	Name:	Jessica L. Lomm
	Title:	Vice President and Secretary